EXHIBIT 10.1

                                                                       CONFORMED

                              ASSUMPTION AGREEMENT

               THIS ASSUMPTION AGREEMENT, dated as of March 1, 1998 (the "Agreement"), is entered into by and among Market Hub Partners Storage, L.P., a Delaware limited partnership ("Storage LP"), and Market Hub Partners Finance, Inc., a Delaware corporation ("Finance Corp.").

                               W I T N E S S E T H

               WHEREAS, Storage LP and Finance Corp. (together, the "Issuers") are to issue and sell $115,000,000 aggregate principal amount of their 8 1/4 % Senior Notes due 2008 (the "Senior Notes") pursuant to an Indenture (the "Indenture") dated as of March 1, 1998 among the Issuers, certain wholly owned subsidiaries of Storage LP, as guarantors, and IBJ Schroder Bank & Trust Company, as trustee;

               NOW, THEREFORE, the parties hereto do hereby agree as follows:

               1. Capitalized terms used herein and not otherwise defined herein have the meaning assigned to them in the Indenture.

               2. The portion, if any, of the proceeds of the issuance and sale of the Senior Notes which is received by Finance Corp. will be transferred by Finance Corp. to Storage LP.

               3. Storage LP hereby agrees to assume and perform, pay or discharge in accordance with their terms all obligations of the Issuers contained in the Indenture and the Senior Notes, including payment of the principal, premium, if any, Interest and Liquidated Damages, if any, in connection with the Senior Notes.

               4. Storage LP's obligations pursuant to Clause 3 of this Agreement will rank PARI PASSU, in respect of payment, with Storage LP's obligations under the Indenture.

               5. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


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               IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.

                                            MARKET HUB PARTNERS STORAGE, L.P.

                                            By: Market Hub Partners Storage,
                                                L.L.C.,
                                                as sole general partner

                                            By: /s/ ANTHONY J. CLARK
                                                Anthony J. Clark
                                                Vice President, Secretary and
                                                Chief Financial Officer

                                            MARKET HUB PARTNERS FINANCE, INC.

                                            By: /s/ ANTHONY J. CLARK
                                                Anthony J. Clark
                                                Vice President, Secretary and
                                                Chief Financial Officer

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